File No. 333-175650

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

POST-EFFECTIVE

AMENDMENT NO. 8

TO

FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

THE FIRST TRUST(R) COMBINED SERIES 372

(Exact Name of Trust)

First Trust Portfolios L.P.

(Exact Name of Depositor)

120 East Liberty Drive

Suite 400

Wheaton, Illinois 60187

(Complete address of Depositor's principal executive offices)

First Trust Portfolios L.P.	CHAPMAN AND CUTLER LLP
Attn: James A. Bowen	Attn: Eric F. Fess
120 East Liberty Drive	111 West Monroe Street
Suite 400	Chicago, Illinois 60603
Wheaton, Illinois 60187

(Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :       immediately upon filing pursuant to paragraph (b)

: x :       November 29, 2019

:    :       60 days after filing pursuant to paragraph (a)

:    :       on (date) pursuant to paragraph (a) of rule (485 or 486)

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

PROSPECTUS

Part One

Dated November 29, 2019

Note:	Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

The Trust

The First Trust® Combined Series 372, Build America Bonds Portfolio, Series 38 (the "Trust") is a unit investment trust that invests primarily in a professionally selected, fixed portfolio of investment grade taxable municipal bonds issued under the Build America Bond provision of the American Recovery and Reinvestment Act of 2009 (the “Securities”). The Trust seeks to distribute income and to preserve capital. At October 1, 2019, each Unit represented a 1/10,469 undivided interest in the principal and net income of the Trust (see “The First Trust Combined Series” in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee, The Bank of New York Mellon, after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.30% of the Public Offering Price (3.413% of the amount invested). At October 1, 2019, the Public Offering Price per Unit was $924.60 plus net interest accrued to date of settlement (three business days after such date) of $3.10 for the monthly distribution plan (see "Public Offering" in Part Two).

Please retain all parts of this Prospectus for future reference.

_____________________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

_____________________________________________________________________________

FIRST TRUST PORTFOLIOS L.P.

Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders was 5.24% on October 1, 2019 under the monthly distribution plan. Estimated Long-Term Return to Unit holders was 2.67% on October 1, 2019 under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. See "Estimated Returns" in Part Two.

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

Sponsor: First Trust Portfolios L.P.

Evaluator: First Trust Advisors L.P.

Trustee: The Bank of New York Mellon

SUMMARY OF ESSENTIAL INFORMATION AS OF October 1, 2019

GENERAL INFORMATION

(Unaudited)

Principal Amount of Securities in the Trust	$7,900,000
Number of Units (rounded to the nearest whole Unit)	10,469
Fractional Undivided Interest in the Trust per Unit	1/10,469
Public Offering Price:
Aggregate Value of Securities in the Portfolio	$9,366,558
Aggregate Value of Securities per Unit	$894.69
Principal cash (overdraft) in the Portfolio	$(6,466)
Principal cash (overdraft) per Unit	$(0.62)
Sales Charge 3.413% (3.30% of Public Offering Price
excluding Principal cash)	$30.53
Public Offering Price per Unit	$924.60	*
Redemption Price and Sponsor Repurchase price per Unit ($30.53 less than the Public Offering Price per Unit)	$894.07	*
Discretionary Liquidation Amount of the Trust (20% of the Original principal amount of Securities in the Trust)	$3,182,000

Date Trust Established	August 9, 2011
Mandatory Termination Date	December 17, 2040

Evaluator's Fee: $0.36 per Unit annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open.

Supervisory, bookkeeping, administrative and FTPS Unit Servicing fee payable to an affiliate of the Sponsor: Maximum of $0.45 per Unit annually.

*Plus net interest accrued to date of settlement of $3.10 for the monthly distribution plan (three business days after purchase) (see "Public Offering Price" herein and "Redeeming Your Units" and "How We Purchase Units" in Part Two).

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

Sponsor: First Trust Portfolios L.P.

Evaluator: First Trust Advisors L.P.

Trustee: The Bank of New York Mellon

SUMMARY OF ESSENTIAL INFORMATION AS OF October 1, 2019

PER UNIT INFORMATION BASED ON MONTHLY PLAN

(Unaudited)

Monthly
Calculation of Estimated net Annual Income:
Estimated Annual Interest Income	$51.22
Less: Estimated Annual Expense	$2.79
Estimated Net Annual Interest Income	$48.43
Calculation of Interest Distribution:
Estimated Net Annual Interest Income	$48.43
Divided by 12	$4.04
Estimated Daily Rate of Net Interest Accrual	$0.1345
Estimated Current Return Based on Public Offering Price	5.24%
Estimated Long-Term Return Based on Public Offering Price	2.67%

Trustee’s Annual Fee: $0.98 per Unit for those portions of the Trust under the monthly distribution plan.

Record Dates: Tenth day of each month.

Distribution Dates: Twenty-fifth day of each month.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unit Holders and Sponsor of

The First Trust® Combined Series 372, Build America Bonds Portfolio, Series 38

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The First Trust® Combined Series 372, comprising Build America Bonds Portfolio, Series 38 (the “Trust”), one of the series constituting The First Trust® Combined Series, including the schedule of investments, as of July 31, 2019, and the related statements of operations and changes in net assets for each of the three years then ended and the financial highlights for each of the five years then ended, and the related notes. In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of July 31, 2019, and the results of its operations and changes in its net assets for each of the three years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s Sponsor. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by the Trust’s Sponsor, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with The Bank of New York Mellon, the Trustee. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

November 29, 2019

We have served as the auditor of one or more investment companies sponsored by First Trust Portfolios L.P. since 2001.

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2019

ASSETS

Securities, at fair value (cost, $8,516,129)	$9,235,920
Accrued interest	113,604
Receivable from investments sold	350,000

TOTAL ASSETS	$9,699,524

LIABILITIES AND NET ASSETS

Cash overdraft	$90,899
Unit redemptions payable	45,418
Accrued liabilities	9,499

TOTAL LIABILITIES	145,816

Net assets, applicable to 10,534 outstanding
Units of fractional undivided interest:
Cost of securities	8,516,129
Net unrealized appreciation (depreciation)	719,791
Distributable funds (deficit), net of organization costs of $49,904	317,788

NET ASSETS	9,553,708

TOTAL LIABILITIES AND NET ASSETS	$9,699,524

Net asset value per Unit	$906.94

Unit amounts are rounded to the nearest whole Unit.

See notes to financial statements.

The First Trust® Combined Series 372 Build America Bonds Portfolio, Series 38 SCHEDULE OF INVESTMENTS July 31, 2019
Principal amount	Name of issuer and title of Security (7) (8) (9)	Rating (2) (Unaudited)	Redemption Provisions (3)	Value

	Municipal Bonds (1)
	California - 20.75%
$265,000	Certificates of Participation, (ACE Maintenance Facility Project), 2010 Taxable Series A-2, (Recovery Zone Economic Development Bonds), Evidencing Proportionate Interests of the Owners thereof in Lease Payments to be made by the San Joaquin Regional Rail Commission Pursuant to the Lease Agreement with California Transit Finance Corporation, 7.54%, Due 05/01/2040 (4) (7)	NR	2020 @ 100 2031 @ 100 S.F.	$274,418
25,000	Certificates of Participation, Evidencing Proportionate and Undivided Interests of the Owners thereof in Lease Payments to be made by the Los Angeles Unified School District, Certificates of Participation, 2010 Series B-1, (Federally Taxable Direct Pay Build America Bonds), (Capital Projects I), 8.163%, Due 12/01/2025 (7)	A	2020 @ 100 2023 @ 100 S.F.	26,579
280,000	City of Fresno, Water System Revenue, Taxable 2010 Series A-2, (Build America Bonds), 6.75%, Due 06/01/2040 (4) (6) (7)	AA-	2031 @ 100 S.F.	380,648
195,000	City of Oxnard Financing Authority, Water Revenue Project, Series 2010B, (Federally Taxable Build America Bonds), 6.80%, Due 06/01/2036 (4) (6) (7)	A	2031 @ 100 S.F.	260,026
200,000	Department of Airports of the City of Los Angeles, California, Los Angeles International Airport, Subordinate Revenue, 2009 Series C, (Federally Taxable - Build America Bonds - Direct Payment to Issuer), 6.582%, Due 05/15/2039 (6) (7)	AA-	2022 @ 100 S.F.	268,516 (Continued)

The First Trust® Combined Series 372 Build America Bonds Portfolio, Series 38 SCHEDULE OF INVESTMENTS July 31, 2019
Principal amount	Name of issuer and title of Security (7) (8) (9)	Rating (2) (Unaudited)	Redemption Provisions (3)	Value

	California – cont’d
$250,000	Pasadena Public Financing Authority, Lease Revenue, (Rose Bowl Renovation Project), Series 2010B, (Taxable-Build America Bonds), 6.998%, Due 03/01/2034 (6) (7)	AA+	2033 @ 100 S.F.	$355,590
40,000	Pomona Unified School District, (Los Angeles County, California), General Obligation, 2008 Election, Series B, (Federally Taxable Direct Pay Qualified School Construction), 6.221%, Due 08/01/2025 (7)	A	2019 @ 100 S.F.	43,489
350,000	State of California, Various Purpose General Obligation, (Federally Taxable), 7.70%, Due 11/01/2030 (6) (7)	AA-	2020 @ 100	373,384
	Colorado - 4.00%
370,000	City of Delta, Colorado, Sales and Use Tax Revenue, (Federally Taxable-Direct Pay-Build America Bonds), Series 2010B, Assured Guaranty Insured, 6.082%, Due 12/01/2039 (5)	NR	2020 @ 100 2031 @ 100 S.F.	382,124
	Connecticut - 7.31%
525,000	South Central Connecticut Regional Water Authority, Water System Revenue, (Taxable Build America Bonds-Direct Payment), 2010 Series A, 6.393%, Due 08/01/2040 (6) (7)	AA-	2031 @ 100 S.F.	698,528
	Florida - 15.16%
300,000	Certificates of Participation, Series 2010A-2, (Federally Taxable - Build America Bonds - Direct Payment), Evidencing Undivided Proportionate Interests of the Owners Thereof in Basic Lease Payments to be Made by the City of Miami Gardens, Florida, as Lessee, Pursuant to the Master Lease Purchase Agreement with Miami Gardens Leasing Corporation, as Lessor, 7.00%, Due 06/01/2040 (4) (6) (7)	A	2033 @ 100 S.F.	410,592 (Continued)

The First Trust® Combined Series 372 Build America Bonds Portfolio, Series 38 SCHEDULE OF INVESTMENTS July 31, 2019
Principal amount	Name of issuer and title of Security (7) (8) (9)	Rating (2) (Unaudited)	Redemption Provisions (3)	Value

	Florida – cont’d
$175,000	Certificates of Participation, Series 2010A-2, (Federally Taxable-Build America Bonds-Direct Payment), Evidencing Undivided Proportionate Interests of the Owners Thereof in Basic Lease Payments to be Made by the City of Miami Gardens, Florida, as Lessee, Pursuant to the Master Lease Purchase Agreement with Miami Gardens Leasing Corporation, as Lessor, 7.00%, Due 06/01/2032 (4) (6) (7)	A	2027 @ 100 S.F.	$224,508
390,000	City of Lake City, Florida, Utility System Revenue, Series 2010B, (Federally Taxable-Build America Bonds-Direct Subsidy), Assured Guaranty Insured, 6.275%, Due 07/01/2040 (5) (7)	AA	2020 @ 100 2036 @ 100 S.F.	400,780
200,000	Florida Governmental Utility Authority, Taxable Utility Revenue, (North Fort Myers Utility System), Series 2010B, (Federally Taxable - Build America Bonds - Direct Subsidy), 7.084%, Due 10/01/2040 (7)	NR	2020 @ 100 2031 @ 100 S.F.	210,860
200,000	Osceola County, Florida, Taxable Capital Improvement Revenue, Series 2009B, (Federally Taxable - Build America Bonds - Direct Subsidy), 6.946%, Due 10/01/2039 (7)	A+	2019 @ 100 2031 @ 100 S.F.	201,456
	Illinois - 17.75%
360,000	Carol Stream Park District, DuPage County, Illinois, Taxable Park, Series 2010E, (Build America Bonds - Direct Payment to Issuer), Assured Guaranty Insured, 6.00%, Due 11/01/2031 (5)	NR	2020 @ 100	373,669
340,000	City of Chicago, General Obligation, Taxable Project Series 2010B, (Build America Bonds - Direct Payment), 7.517%, Due 01/01/2040 (6) (7)	BBB+	2036 @ 100 S.F.	396,484 (Continued)

The First Trust® Combined Series 372 Build America Bonds Portfolio, Series 38 SCHEDULE OF INVESTMENTS July 31, 2019
Principal amount	Name of issuer and title of Security (7) (8) (9)	Rating (2) (Unaudited)	Redemption Provisions (3)	Value

	Illinois – cont’d
$380,000	Crawford Hospital District, Crawford County, Illinois, Taxable General Obligation Hospital, (Alternate Revenue Source), Series 2010, (Build America Bonds (Direct Payment)), Assured Guaranty Insured, 6.75%, Due 01/01/2031 (5)	AA	2020 @ 100 2027 @ 100 S.F.	$385,989
295,000	Illinois Municipal Electric Agency, Power Supply System Revenue, Taxable Series 2009C (Build America Bonds - Direct Payment), 6.832%, Due 02/01/2035 (6) (7)	A	2024 @ 100 S.F.	380,022
120,000	The County of Cook, Illinois, Taxable General Obligation, Series 2010D, (Build America Bonds - Direct Payment), 6.229%, Due 11/15/2034 (6) (7)	AA-	2031 @ 100 S.F.	159,151
	Indiana - 3.94%
370,000	Columbus Multi-High School Building Corporation, (Bartholomew County, Indiana), Taxable Unlimited Ad Valorem Property Tax First Mortgage, Series 2010, (Build America Bonds - Direct Pay Option), 6.446%, Due 01/15/2030 (7)	AA+	2020 @ 100 2025 @ 100 S.F.	376,738
	Michigan - 4.05%
265,000	Michigan Finance Authority, Local Government Loan Program Revenue, Series 2010E, (City of Detroit Unlimited Tax General Obligation Local Project), (Federally Taxable), 8.369%, Due 11/01/2035 (6) (7)	AA-	2023 @ 100 S.F.	387,335
	Mississippi - 5.96%
405,000	Mississippi Development Bank, Special Obligation Build America Bonds, Series 2010B, (Desoto County, Mississippi Highway Construction Project - Direct Payment - Federally Taxable), 6.413%, Due 01/01/2040 (6) (7)	AA-	2034 @ 100 S.F.	569,025 (Continued)

The First Trust® Combined Series 372 Build America Bonds Portfolio, Series 38 SCHEDULE OF INVESTMENTS July 31, 2019
Principal amount	Name of issuer and title of Security (7) (8) (9)	Rating (2) (Unaudited)	Redemption Provisions (3)	Value

	Nevada - 3.87%
$355,000	Clark County, Nevada, General Obligation (Limited Tax), Las Vegas Convention and Visitors Authority, Transportation, (Additionally Secured with Pledged Revenues), Series 2010C, (Taxable Direct Pay Build America Bonds), 7.00%, Due 07/01/2038 (4) (6) (7)	AA+	2020 @ 100 2030 @ 100 S.F.	$370,109
	New Jersey - 7.47%
355,000	New Jersey Transportation Trust Fund Authority, Transportation System, 2010 Series C, (Federally Taxable-Issuer Subsidy-Build America Bonds), 6.104%, Due 12/15/2028 (6) (7)	BBB+	2020 @ 100 2024 @ 100 S.F.	368,618
325,000	The Union County Improvement Authority, (Union County, New Jersey), County Guaranteed Revenue Refunding, Series 2010, (Oakwood Plaza-Elizabeth Project) (Federally Taxable) (Callable), 6.92%, Due 12/01/2040 (7)	NR	2020 @ 100 2031 @ 100 S.F.	344,812
	North Carolina - 1.62%
150,000	The University of North Carolina at Asheville, Taxable General Revenue, (Build America Bonds), Series 2010, of The Board of Governors of The University of North Carolina, 6.77%, Due 06/01/2040 (7)	NR	2020 @ 100 2032 @ 100 S.F.	154,664
	Ohio - 1.07%
100,000	American Municipal Power, Inc., (formerly American Municipal Power-Ohio, Inc.), Prairie State Energy Campus Project Revenue, Series 2009C (Federally Taxable - Issuer Subsidy - Build America Bonds), 6.553%, Due 02/15/2039 (6) (7)	A	2020 @ 100 2035 @ 100 S.F.	102,028 (Continued)

The First Trust® Combined Series 372 Build America Bonds Portfolio, Series 38 SCHEDULE OF INVESTMENTS July 31, 2019
Principal amount	Name of issuer and title of Security (7) (8) (9)	Rating (2) (Unaudited)	Redemption Provisions (3)	Value

	Wyoming - 3.72%
$345,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Taxable Electric Facilities Improvement Lease Revenue, (City of Gillette, Wyoming, Electrical System Project), (Direct Pay Build America Bonds), Series 2010B, 6.954%, Due 06/01/2040 (7)	A+	2020 @ 100 2036 @ 100 S.F.	$355,778
$7,930,000	Total securities (total cost $8,516,129) - 96.67%			$9,235,920

(Continued)

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

SCHEDULE OF INVESTMENTS

July 31, 2019

1)	The percentages shown in the Schedule of Investments represent the percentage of net assets. The Municipal Bonds are obligations of issuers of certain states or United States territories. The Municipal Bonds in the Trust are divided by source of revenue and represent the percentage of net assets as indicated by the following table:

Number of Municipal Bonds	Source of Revenue	Portfolio Percentage
1	Education	1.62%
10	General Obligation	33.61%
5	Lease Obligation	14.37%
1	Miscellaneous	5.96%
2	Special Tax	6.11%
3	Transportation Facility	9.54%
2	Utility	5.05%
5	Water and Sewerage	20.41%

2)	The ratings are by Standard & Poor’s Financial Services LLC, a division of S&P Global Inc. (“S&P” or “Standard & Poor’s”) and are unaudited. Such ratings were obtained from an information reporting service other than S&P. “NR” indicates no rating by S&P. Such Securities may, however, be rated by another nationally recognized statistical rating organization. “e” indicates an “Expected Rating” and is intended to anticipate Standard & Poor’s forthcoming rating assignment. Expected Ratings are generated by Bloomberg Finance L.P. (“Bloomberg”) based on sources it considers reliable or established Standard & Poor’s rating practices. Expected Ratings exist only until Standard & Poor’s assigns a rating to the issue. There is no guarantee that the ratings, when assigned, will not differ from those currently expected. See Part Two “Description of Bond Ratings”.

3)	Shown under this heading are the year in which each issue of Securities is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). “S.F.” indicates a sinking fund is established with respect to an issue of Securities. In addition, certain Securities are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. 32.72% of the aggregate principal amount of the Securities in the Trust is subject to call within the next year.

(Continued)

4)	These Securities were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:
	Date	%
City of Fresno	02/03/2010	98.003%
City of Miami Gardens, Florida, Due 06/01/2032	11/04/2010	97.732%
City of Miami Gardens, Florida, Due 06/01/2040	11/04/2010	96.281%
City of Oxnard Financing Authority	02/11/2010	98.158%
Clark County, Nevada	12/08/2010	98.493%
San Joaquin Regional Rail Commission	11/23/2010	97.087%

5)	Insurance has been obtained by the issuer of this Security. Such insurance coverage continues in force so long as a Security is outstanding and the insurer remains in business. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

6)	This Security has a “make whole” call option and is redeemable in whole or in part at any time, unless otherwise provided below, at the option of the issuer, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a set premium to the then current applicable Treasury Rate, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption. Securities bearing this option within the Trust and their respective premiums to the applicable Treasury rate are as follows: American Municipal Power, Inc., 0.30%; City of Chicago, 0.50%; City of Fresno, 0.35%; City of Miami Gardens, Florida, Due 06/01/2032, 0.35%; City of Miami Gardens, Florida, Due 06/01/2040, 0.35%; City of Oxnard Financing Authority, 0.40%; Clark County, Nevada, 0.40%; The County of Cook, Illinois, 0.30%; Department of Airports of the City of Los Angeles, California, 0.35%; Illinois Municipal Electric Agency, 0.40%; Michigan Finance Authority, 0.50%; Mississippi Development Bank, 0.25%; New Jersey Transportation Trust Fund Authority, 0.35%; Pasadena Public Financing Authority, 0.35%; South Central Connecticut Regional Water Authority, 0.30%; State of California, 0.50%.

7)	This Security has provisions that permit redemption in whole or in part upon the reduction or elimination of the issuer’s cash subsidy payment from the U.S. government (“extraordinary redemption”). Such extraordinary redemption may result in a redemption price less than the value of the Security on the Initial Date of Deposit.

8)	On June 19, 2019, notice of full redemption was given for City of Riverside, California, 7.20%.

9)	Village of North Barrington was called in full on 07/01/2019 @ 100.00.

See notes to financial statements.

(Concluded)

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

STATEMENTS OF OPERATIONS

	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017

Interest income	$503,792	$536,144	$594,632

Expenses
Trustee and other service fees	(12,628)	(13,249)	(14,064)
Evaluator’s fees	(3,341)	(3,708)	(3,338)
Portfolio supervision, bookkeeping,
administrative and FTPS Unit
Servicing fees	(4,176)	(4,636)	(4,172)
Professional fees	(8,270)	(8,723)	(9,103)

Total expenses	(28,415)	(30,316)	(30,677)

Investment income (loss) – net	475,377	505,828	563,955

Net gain (loss) on securities
Net realized gain (loss) on securities	1,008	30,683	59,939
Change in net unrealized appreciation
(depreciation) on securities	300,095	(273,569)	(454,848)

Net gain (loss) on securities	301,103	(242,886)	(394,909)

Net increase (decrease) in net assets
resulting from operations	$776,480	$262,942	$169,046

See notes to financial statements.

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017
Net increase (decrease) in net assets
resulting from operations:
Investment income (loss) – net	$475,377	$505,828	$563,955
Net realized gain (loss) on securities	1,008	30,683	59,939
Change in net unrealized appreciation
(depreciation) on securities	300,095	(273,569)	(454,848)

Net increase (decrease) in net assets
resulting from operations	776,480	262,942	169,046

Distributions to Unit holders:
Principal portion	(261,019)	—	—
Interest portion	(565,378)	(597,393)	(650,114)

Total distributions to Unit holders	(826,397)	(597,393)	(650,114)

Units redeemed:
Principal portion	(370,076)	(709,134)	(1,089,343)
Interest portion	(1,095)	(1,548)	(2,597)

Total redemptions to Unit holders	(371,171)	(710,682)	(1,091,940)

Total increase (decrease) in net assets	(421,088)	(1,045,133)	(1,573,008)

Net assets:
Beginning of the year	9,974,796	11,019,929	12,592,937

End of the year	$9,553,708	$9,974,796	$11,019,929

Distributable funds (deficit) at end of the year	$317,788	$33,093	$18,712

Trust Units:
Beginning of the year	10,941	11,709	12,869
Redeemed	(407)	(768)	(1,160)

End of the year	10,534	10,941	11,709

Unit amounts are rounded to the nearest whole Unit.
See notes to financial statements.

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

NOTES TO FINANCIAL STATEMENTS

1.       Organization

The First Trust® Combined Series 372, Build America Bonds Portfolio, Series 38 (the “Trust”) is a unit investment trust that invests primarily in a professionally selected, fixed portfolio of investment grade taxable municipal bonds issued under the Build America Bond provision of the American Recovery and Reinvestment Act of 2009 (the “Securities”). The Trust seeks to distribute income and to preserve capital. The Trust was established on August 9, 2011, and has a mandatory termination date of December 17, 2040. The Trust is registered as a unit investment trust under the Investment Company Act of 1940.

The cost to initial investors of Units of the Trust was based on the aggregate offering price of the securities on the date of an investor's purchase, plus a sales charge of 3.95% of the Public Offering Price, which was equivalent to approximately 4.112% of the net amount invested.

The Public Offering Price paid by Unit holders included an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust, including costs of preparing the registration statement, the Trust Indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust’s portfolio, legal fees and the initial fees and expenses of the Trustee. Actual organization expenses were $49,904.

2.       Significant accounting policies

Basis of presentation – The financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation – Securities are stated at values as determined by the Evaluator. First Trust Advisors L.P., an affiliate of the Sponsor, is the Evaluator. The Security values are based on (1) current bid prices for the Securities obtained from dealers or brokers who customarily deal in Securities comparable to those held by the Trust, (2) current bid prices for comparable Securities, (3) appraisal or (4) any combination of the above.

Fair Value Measurements – The Trust accounts for fair value measurements in accordance with FASB Accounting Standards Codification Topic 820, “Fair Value Measurement”, (“ASC 820”). ASC 820 defines fair value as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security.  ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – fair value based on other significant observable inputs (including, quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are non-active, inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or inputs that are derived from or corroborated by observable market data by correlation or other means)
•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of securities)

The valuation techniques used by the Trust to measure fair value as of July 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between levels 1, 2, or 3 for the year ended July 31, 2019.

The following is a summary of the inputs used as of July 31, 2019 in valuing the Trust’s securities carried at fair value:

Valuation Inputs
Level 1—Quoted Price	$—
Level 2—Other Significant Observable Inputs	9,235,920
Level 3—Significant Unobservable Inputs	—
Total	$9,235,920

Securities are transacted through a dealer network.

Security cost – The Trust's cost of its portfolio is based on the offering prices of the Securities on the date the Securities were deposited in the Trust, plus amortization of premium or discount. The premium or discount (including original issue discount) existing on the date the Securities were deposited is being amortized using the effective interest method over the life of the Securities. Such amortization is included in the cost of the Securities and not in the distributable funds because it is not currently available for distribution to unit holders. Realized gain (loss) from Security transactions is reported on an identified cost basis. Sales and redemptions of Securities are recorded on the trade date.

Income taxes – The Trust, which is an association taxable as a corporation under the Internal Revenue Code, qualifies for and has elected tax treatment as a “regulated investment company” under the Internal Revenue Code of 1986.  By qualifying for and electing such treatment, the Trust will not be subject to federal income tax on net investment income or net capital gains distributed to its Unit holders.  As the Trust distributes its entire net capital gains, if any, and net investment income each year, no federal income tax provision is required. At July 31, 2019, the cost of investment securities for federal income tax purposes approximated the cost as shown in the schedule of investments. The Trust has a tax year-end of December 31. Therefore, the tax character of distributions subsequent to its fiscal year-end will be determined at the end of its tax year.

The Trust accounts for uncertain tax positions under FASB ASC Topic 740, “Income Taxes” (“ASC 740”).  ASC 740 requires the Trust to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position.  All of the tax positions meet the more likely than not criteria.  Therefore, the Trust has recognized no liability for uncertain tax positions.  The Trust’s 2016, 2017 and 2018 tax years remain open for examination by tax authorities.

Expenses of the Trust – The Trust paid a fee for Trustee services of $0.98 per Unit for those portions of the Trust under the monthly distribution plan. Additionally, a fee of $0.36 per Unit annually, limited to the actual cost of providing services to all Unit Investment Trusts by the Evaluator or its affiliates, is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs, an annual audit fee (so long as the Sponsor is making a secondary market for Units) and an annual supervisory fee to First Trust Advisors L.P., an affiliate of the Sponsor. The Sponsor will bear the cost of the annual audit fee to the extent the cost exceeds $0.50 per Unit. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.       Net unrealized appreciation (depreciation) on Securities

An analysis of net unrealized appreciation (depreciation) on Securities at July 31, 2019 follows:

Unrealized appreciation on Securities	$728,481
Unrealized depreciation on Securities	(8,690)
$719,791

4.       Distributions to Unit Holders

Distributions to Unit holders – Distributions of net interest income and net principal to Unit holders are made monthly. Such income and principal distributions per Unit, on an accrual basis, were as follows:

Type of Distribution Plan	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017

Monthly
Interest	$52.51	$52.61	$52.77
Principal	$24.65	$—	$—

5.       Subsequent events

In accordance with the provisions set forth in FASB ASC Topic 855, “Subsequent Events,” the Sponsor has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

6.       Financial highlights

Investment income (loss) – net and net gain (loss) on investments per Unit have been calculated based on the daily weighted average number of Units outstanding during the period. Distributions to Unit holders, if any, per Unit reflect the Trust’s actual distributions during the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015

Investment income (loss) – net	$44.17	$44.62	$45.88	$46.36	$47.74
Net gain (loss) on investments	28.24	(21.47)	(30.51)	60.46	8.89

Net increase (decrease) in net asset value
resulting from operations	72.41	23.15	15.37	106.82	56.63

Distributions to Unit holders:
Principal portion	(24.65)	—	—	—	(25.91)
Interest portion	(52.51)	(52.61)	(52.77)	(52.71)	(53.96)

Total distributions to Unit holders	(77.16)	(52.61)	(52.77)	(52.71)	(79.87)

Net increase (decrease) in net asset value	(4.75)	(29.46)	(37.40)	54.11	(23.24)

Net asset value per Unit:
Beginning of the year	911.69	941.15	978.55	924.44	947.68
End of the year	$906.94	911.69	$941.15	$978.55	$924.44

Total return	7.94%	2.46%	1.57%	11.56%	5.98%
Ratio of total expenses to average net assets	0.29%	0.29%	0.26%	0.26%	0.25%
Ratio of investment income (loss) - net to average net assets	4.87%	4.83%	4.85%	4.92%	4.99%

The First Trust® Combined Series 372

Build America Bonds Portfolio, Series 38

PART ONE

Must be Accompanied by Part Two and Part Three

_______________

P R O S P E C T U S

_______________

SPONSOR:	First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675

TRUSTEE:	The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

LEGAL COUNSEL	Chapman and Cutler LLP
TO SPONSOR:	111 West Monroe Street
Chicago, Illinois 60603

LEGAL COUNSEL	Carter Ledyard & Milburn LLP
TO TRUSTEE:	2 Wall Street
New York, New York 10005

INDEPENDENT	Deloitte & Touche LLP
REGISTERED PUBLIC	111 South Wacker Drive
ACCOUNTING FIRM:	Chicago, Illinois 60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

The First Trust® Combined Series

PROSPECTUS	Note: This Part Two Prospectus
Part Two	may only be used with Part One
Dated November 29, 2019	and Part Three

The First Trust Combined Series is a unit investment trust. The First Trust Combined Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust Combined Series. Each series of the First Trust Combined Series consists of one or more portfolios (“Trust(s)”) which invest in municipal and/or corporate bonds. See Part One and Part Three for a more complete description of the portfolio for each Trust.

All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIRST TRUST (R)

800–621–1675

Table of Contents

The First Trust Combined Series	3
Estimated Returns	3
Risk Factors	3
Public Offering	7
Distribution of Units	8
The Sponsor’s Profits	9
The Secondary Market	9
How We Purchase Units	9
Expenses and Charges	10
Bond Insurance	10
Tax Status	11
Rights of Unit Holders	15
Income and Capital Distributions	15
Redeeming Your Units	16
Removing Securities from a Trust	17
Amending or Terminating the Indenture	18
Description of Bond Ratings	19
Information on the Sponsor, Trustee and Evaluator	20
Other Information	21

The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P., have created hundreds of similar yet separate series of a unit investment trust which we have named the First Trust Combined Series. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the “Indenture”) dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator for certain Trusts and Securities Evaluation Service, Inc. as Evaluator for certain Trusts, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited municipal bonds and/or contracts for municipal bonds (including a letter of credit or the equivalent) (“Securities”) with the Trustee and, in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units (“Units”).

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities will mature or may be redeemed prior to the Termination Date or may be periodically sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in “Removing Securities from a Trust,” to maintain the sound investment character of a Trust, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trust. As the holder of the Securities, the Trustee will vote the Securities and, except as described in “Removing Securities from a Trust,” will endeavor to vote the Securities such that the Securities are voted as closely as possible in the same manner and the same general proportion as are the Securities held by owners other than such Trust.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in the Trust fails, unless we can purchase substitute Securities (“Replacement Securities”), we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Distribution Date. Any Replacement Security the Trust acquires will meet requirements specified in the Indenture.

See “Objectives” in Part Three for each Trust for a specific description of such Trust’s objective.

Estimated Returns

The Estimated Current and Long-Term Returns set forth in the “Summary of Essential Information” in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions with respect to when the Securities pay interest and when distributions are paid by the Trust. Estimated Current Return equals the estimated annual interest income to be received from the Securities less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Securities in the Trust. We will provide you with estimated cash flows for your Trust at no charge upon your request.

Risk Factors

Price Volatility. Each Trust invests in municipal bonds. The value of the Securities will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer’s creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments. The value of the Securities will also fluctuate with changes in investors’ perceptions of an issuer’s financial condition or the general condition of the municipal bond market, changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time or that you won’t lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Securities will be able to satisfy their interest payment obligations to the Trust over the life of a Trust.

Current Economic Conditions. The global economy continues to experience moderate growth. At the same time developed and developing economies outside the United States are broadly experiencing economic recoveries on a regional and global perspective. Worldwide, central bank monetary policy is trending towards policies of interest rate normalization though at different levels of commitment and in varying degrees of progress.

As economies around the world have begun to reflate, inflation has trended modestly higher but so far not to worrisome levels. Inflation remains relatively tame worldwide, partly reflecting unemployment rates, worker participation rates and a continuation of the process of financial deleveraging in major developed economies. The global employment situation has improved but upside to wage growth remains challenged, as the effects of globalization and technology continue to weigh on labor markets in many countries and regions. Prices of most primary commodities, a driving force behind some emerging market economies, have come off their highs recently due to a number of factors including regional economic slowdowns and concerns tied to trade skirmish/war risk. Recent strength of the U.S. dollar against a number of foreign currencies has negatively impacted sentiment towards foreign assets and attracted investors to U.S. assets. Concern about the continued strength in the price of oil would appear somewhat overstated considering the effects of technology on production, distribution and usage, which are counter-inflationary over the intermediate to long term.

Monetary risk remains a concern should central banks raise their benchmark rates suddenly at a quicker pace and to unexpectedly higher levels.

Tax reform in the United States, in the form of tax cuts and opportunity for repatriation of earnings for corporations, could provide liquidity as the Federal Reserve removes stimulus via the process of normalization. In effect, this could enable companies to navigate the process of interest rate normalization without as much disruption as some expect.

Tariff risk could possibly recede quickly should resolution appear on the horizon. For now, fundamentals stateside (economic and corporate revenue and earnings) do not appear to be showing signs of deterioration but rather look to have further room for improvement.

Due to the current state of uncertainty in the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers.

Municipal Bonds. Each Trust invests in municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, the Unit holder may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer’s ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trusts and would therefore impact the price of both the Securities and the Units.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Build America Bonds (“BABs”). Certain of the Securities in the Trust may be BABs. The BABs market is smaller and less diverse than the broader municipal securities market.

Because issuers of direct pay BABs held in the Trust receive partial payment from the U.S. Treasury with respect to interest payments on the bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the Internal Revenue Code contains a general offset rule (the

“IRS Offset Rule”) which allows for the possibility that the subsidy payments received by issuers of the BABs may be subject to offset against amounts owed by them to the federal government and may be subject to offset by certain state agencies. Moreover, the Internal Revenue Service (“IRS”) may audit the issuers that issued BABs and such audits may, among other things, examine the price at which BABs were initially sold to investors. If the IRS concludes that a BAB was mispriced based on its audit, it could disallow a portion or all of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule or the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the value of the Trust’s Units and could impair the issue’s ability to make scheduled interest payments.

In 2013, the President issued an order for certain automatic cuts to federal spending, including a reduction in federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers for the fiscal year of the federal government ending September 30, 2013. Thereafter, the President has annually extended the automatic cuts at different rates and such cuts may continue through the current fiscal year of the federal government and future fiscal years. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. To the extent the price the Trust paid for the bonds exceeds the redemption price, the Trust would suffer a loss. Also, the Trust would forgo any previously scheduled interest payments after any such redemption. In addition to the automatic cuts mentioned above, other federal laws may also limit the ability of the federal government to make payments under some circumstances.

Certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the IRS or U.S. Treasury could impose restriction or limitations on the payments received. It is not known what additional procedures will be implemented with respect to direct pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

Insurance Risk. Certain of the Securities held by the Trusts are covered by insurance policies obtained by the issuers or underwriters of the bonds from insurance companies. The “Schedule of Investments” identifies the insurers of such Securities. Insurance guarantees the timely payment, when due, of all principal and interest on the insured Securities. Such insurance is effective so long as the insured Security is outstanding and the insurer remains in business. Insurance relates only to the particular Security and not to the Units offered hereby or to their market value. Insured Securities have received the rating described in the “Schedule of Investments” by Standard & Poor’s, if any, in recognition of such insurance. There can be no assurance that any insurer listed will be able to satisfy its commitments in the event claims are made in the future. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value.

Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

Because the insurance on the Securities, if any, will be effective so long as the Securities are outstanding, such insurance will be taken into account in determining the market value of the Securities and therefore, some value attributable to such insurance will be included in the value of the Units of the Trust. The insurance does not, however, guarantee the market value of the Securities or of the Units.

Alternative Minimum Tax. While distributions of exempt-interest dividends from certain Trusts are generally exempt from federal income taxes, a portion of such interest from certain revenue bonds held by the Trusts may be taken into account in computing the alternative minimum tax.

Discount Bonds. Discount bonds are bonds which have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. The market discount on previously issued bonds will increase when interest rates for newly issued comparable bonds increase and decrease when such interest rates fall, other things being equal.

Unit holders may receive ordinary income dividends from the Trust if the Trust sells or redeems bonds that were acquired at a market discount, or sells bonds at a short-term capital gain. In general, the Internal Revenue Service will treat bonds as market discount bonds when the cost of the bond, plus any original issue discount that has not yet accrued, is less than the amount due to be paid at the maturity of the bond. Any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income.

Original Issue Discount Bonds. Certain of the Securities may be considered original issue discount bonds. Original issue discount bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as taxable interest income for Federal income tax purposes. The Trust may also pay a premium when it buys a bond, even a bond issued with original issue discount. The Trust may be required to amortize the premium over the term of the bond and reduce its basis for the bond even though it does not get any deduction for the amortization. Therefore, sometimes the Trust may have a taxable gain when it sells a bond for an amount equal to or less than its original tax basis.

The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and greater increments as the bonds approach maturity.

The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond’s par value.

Premium Bonds. Premium bonds are bonds which have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. The current returns of such bonds are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemptions are more likely to occur at times when the bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the accreted value. To the extent that the Securities were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. The Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in order to pay expenses of the Trust or in case the Trust is terminated. See “Removing Securities from a Trust” and “Amending or Terminating the Indenture.”

Investment Grade Bonds. Investment grade corporate bonds are subject to various risks described below. The value of these bonds will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer’s creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments on its bonds.

Market Risk. Market risk is the risk that the value of the Securities in the Trust will fluctuate. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a Securities’ issuer, perceptions of the issuer, ratings on a bond, or political or economic events affecting the issuer. Because the Trust is not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments.

Call Risk. Call risk is the risk that the issuer prepays or “calls” a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher than market interest rate or if the issuer no longer needs the money for its original purpose. If an issuer calls a bond, the Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal in another investment with as high a yield. A bond’s call price could be less than the price the Trust paid for the bond and could be below the bond’s par value. This means you could receive less than the amount you paid for your Units. The Trust contains bonds that have “make whole” call options that generally cause the bonds to be redeemable at any time at a designated price. Such bonds are generally more likely to be subject to early redemption and may result in the reduction of income received by the Trust. If enough bonds in the Trust are called, the Trust could terminate early.

 Extension Risk. If interest rates rise, certain obligations may be paid off by the obligor at a slower rate than expected, which will cause the value of such obligations to fall.

Bond Quality Risk. Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond’s rating.

Liquidity Risk. Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange). During times of reduced market liquidity, the Trust may not be able to sell Securities readily at prices reflecting the values at which the Securities are carried on the Trust’s books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market.

Prepayment Risk. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.

Interest Rate Risk. Interest rate risk is the risk that the value of the Securities will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Credit Risk. Credit risk is the risk that a security’s issuer is unable or unwilling to make dividend, interest or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Cybersecurity Risk. As the use of Internet technology has become more prevalent in the course of business, the Trust has become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Sponsor of the Trust to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to digital information systems utilized by the Trust through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Trust’s third-party service providers, or issuers in which the Trust invests, can also subject the Trust to many of the same risks associated with direct cybersecurity breaches. The Sponsor of, and third-party service provider to, the Trust have established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because the Trust does not directly control the cybersecurity systems of issuers or third-party service providers.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the Securities represented in a Trust. In addition, litigation regarding any of the issuers of the Securities may negatively impact the value of these Securities. Any legislation that proposes to reduce or eliminate the exemption of interest on municipal bonds from federal income taxation would negatively impact the value of the municipal bonds, if any, held by a Trust. For certain other Trusts, litigation affecting the qualification of bonds as Build America Bonds eligible for a federal subsidy may negatively affect their value. We cannot predict what impact any future legislation or litigation will have on the value of the Securities or of the issuers.

Public Offering

The Public Offering Price.

Units will be purchased at the Public Offering Price, the price per Unit of which is comprised of the following:

•          The aggregate underlying value of the Securities;

•          The amount of any cash in the Interest and Principal Accounts;

•           Net interest accrued but unpaid on the Securities after the First Settlement Date to the date of settlement; and

•           The sales charge.

The price you pay for your Units will differ from the amount stated under “Summary of Essential Information” in Part One of this prospectus due to various factors, including fluctuations in the offering prices of the Securities, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Securities.

Although you are not required to pay for your Units until two business days following your order (the “date of settlement”), you may pay before then. You will become the owner of Units (“Record Owner”) on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934, as amended.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Securities generally is paid semiannually, although the Trusts accrue such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next Distribution Date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Sales Charge.

The maximum sales charge during the secondary market is determined based upon the number of years remaining to the maturity of each Security in the Trust, but in no event will the secondary market sales charge exceed 3.75% of the Public Offering Price (equivalent to 3.896% of the net amount invested). For purposes of computation, Securities will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Securities are subject to a “mandatory tender.” The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Securities, in accordance with the following schedule:

Years to Maturity	Secondary Market Sales Charge
Less than 3	1.50%
3 but less than 6	2.25%
6 but less than 9	2.75%
9 but less than 12	3.25%
12 or more	3.75%

See Part Three “Public Offering” for additional information for each Trust.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term “business day” as used in this prospectus shall mean any day on which the NYSE is open. For purposes of Securities and Unit settlement, the term business day does not include days on which U.S. financial institutions are closed.

The aggregate underlying value of the Securities in the Trust will be determined as follows:

a) On the basis of current market offering prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust;

b) If such prices are not available for any of the Securities, on the basis of current market offering prices of comparable bonds;

c) By determining the value of the Securities on the offering side of the market by appraisal; or

d) By any combination of the above.

Distribution of Units

We intend to qualify Units of the Trusts for sale as listed in Part Three “Distribution of Units.” All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of a Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell Units of these Trusts and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary’s personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary’s representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor’s products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as “revenue sharing,” create a conflict of interest by influencing financial intermediaries and their agents to sell or recommend a First Trust product, including these Trusts, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in a Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable or tax-exempt investments such as the securities comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Bloomberg Businessweek, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust’s future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

The Sponsor’s Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

The Secondary Market

Although not obligated, we may maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating the Trust’s registration statement. We may discontinue purchases of Units at any time. If you wish to dispose of your Units, you should ask us for the current market prices before making a tender for redemption to the Trustee.

How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

Expenses and Charges

The estimated annual expenses of each Trust are set forth under “Summary of Essential Information” in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are non-interest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and Evaluator and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of a Trust. In addition, for certain Trusts, the Portfolio Supervisor may, at its own expense, employ one or more sub-Portfolio Supervisors to assist in providing services to the Trust. As Sponsor, we will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. Legal and regulatory filing fees and expenses associated with updating the Trust’s registration statement yearly are also chargeable to the Trust. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for the Trust. The Trust will pay for such services at standard commission rates.

The fees payable to First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year. These fees may be adjusted for inflation without Unit holders’ approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to a Trust’s operating expenses and those fees described above, each Trust may also incur the following charges:

•	All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;
•	The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;
•	Fees for any extraordinary services the Trustee performed under the Indenture;
•	Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;
•	Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;
•	Foreign custodial and transaction fees (which may include compensation paid to the Trustee or its subsidiaries or affiliates), if any; and/or
•	All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee’s annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Securities will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Securities to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See “Tax Status.”

Each Trust will be audited annually so long as we are making a secondary market for Units. We will bear the cost of these annual audits to the extent the costs exceed the amount per Unit set forth in Part One of this Prospectus. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

Bond Insurance

The following discussion is applicable only to the Insured Trusts. The bonds in the portfolio of an Advantage Trust are not insured by insurance obtained by the Trust.

Certain of the bonds in the Trusts are insured as to the scheduled payment of interest and principal. This insurance was obtained by the bond issuer, the underwriters or others prior to the Initial Date of Deposit directly from an insurer of such bonds (the “Bond Insurer”). The premium for any insured bonds has been paid in advance by the bond issuer, the underwriters or others and any such policy or policies are noncancellable and will continue in force so long as the bonds so insured are outstanding and the insurer and/or insurers thereof remain in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy, or if the rating assigned to such insurer deteriorates, the applicable Bond Insurer has no obligation to insure any issue adversely affected by either of the above described events. No premiums for insurance are paid by the Trusts.

Under the provisions of the aforementioned insurance, the Bond Insurers unconditionally and irrevocably agree to pay their respective agents (the “Fiscal Agent”), that portion of the principal of and interest on the bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term “due for payment” means, when referring to the principal of a bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any other earlier date on which payment is due by reason of call for redemption, acceleration or other advancement of maturity (except as provided below). When referring to interest on a bond, the term “due for payment” means the stated date for payment of interest. “Due for payment” also means, when referring to the principal of such bond, the date on which such bond has been called for mandatory redemption as a result of the interest on such bond having been determined to be subject to Federal income taxation, and shall also mean when referring to interest on such bond, the accrued interest at the rate provided in such documentation to the date on which such bond has been called for such mandatory redemption, together with any applicable redemption premium. Generally, the term “due for payment” will not include, with referring to either the principal of a bond or the interest on a bond, any acceleration of payment.

The Bond Insurers will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which the Bond Insurers shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee’s right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the Bond Insurers. Upon such disbursement, the Bond Insurers shall become the owner of the bond, appurtenant coupon or right to payment of principal or interest on such bond and shall be fully subrogated to all of the Trustee’s rights thereunder, including the right to payment thereof.

Tax Status

Federal Tax Matters.

This section discusses some of the main U.S. federal income tax consequences of owning Units of the Trust as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a broker/dealer or other investor with special circumstances. In addition, this section may not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Grantor Trusts.

The following discussion applies to The First Trust Combined Series 282 and prior trusts.

Trust Status.

Unit investment trusts maintain both Income and Capital Accounts, regardless of tax structure. Please refer to the “Income and Capital Distributions” section of the prospectus for more information.

The Trust intends to qualify as a grantor trust under the federal tax laws. If the Trust qualifies as a grantor trust, the Trust will not be taxed as a corporation for federal income tax purposes and will not pay federal income taxes. For federal income tax purposes, in grantor trusts you are deemed to own a pro rata portion of the underlying assets of the Trust directly, and as such you will be considered to have received a pro rata share of income. All taxability issues are taken into account at the Unit holder level.

The Trust will hold various debt obligations (the “Bonds”) of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section.

Income from the Trust.

Income realized by the Trust passes through and is treated as income of the Unit holders. Income is reported without any deduction for expenses. Expenses are separately reported. Generally, the income paid to Unit holders is net the expenses of the Trust, but the income reportable by Unit holders is gross the expenses of the Trust.

You may be required to recognize income for federal income tax purposes in one year even if you do not receive a corresponding distribution from the Trust, or do not receive the corresponding distribution from the Trust until a later year. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Some income from the Trust assets may have been received as long-term capital gains, which, if you are an individual, is generally taxed at a lower rate than your ordinary income and short-term capital gain income. Income from the Trust assets (including capital gain income) may also be subject to a “Medicare tax” if your adjusted gross income exceeds certain threshold amounts. Interest that is excluded from gross income is generally not included in your net investment income for purposes of this tax.

Exclusion from Gross Income of Interest.

When the Bonds were issued, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to state trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the state in which the issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor its counsel, nor any of the special counsel to the Trust for state tax matters have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a “substantial user” of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. “Substantial user” and “related person” are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals, interest on certain bonds is included as an item of tax preference.

Sale of Units.

If you sell your Units (whether to a third party or to the Trust), you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your (adjusted) tax basis in your Trust assets from the amount you receive from the sale. You can generally determine your original tax basis in each Trust asset by apportioning the cost of your Units, including sales charges, among the Trust assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to use information provided by the Trustee to adjust your tax basis after you acquire your Units (for example in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

The tax statement you receive may contain information to allow you to calculate and adjust your basis in Trust assets and determine whether any gain or loss recognized by you should be considered long-term capital gain, short-term capital gain or return of capital. The information reported to you is based upon rules that do not take into consideration all of the facts that may be known to you or to your advisors. You should consult with your tax advisor about any adjustments that may need to be made to the information reported to you in determining the amount of your gain or loss.

Under the wash sale rules, all or a portion of any loss you may recognize on a disposition of your Units or on a disposition of assets by the Trust may be disallowed if you purchase assets that are the same as or substantially identical to any of the assets held directly or indirectly through the Trust within 30 days of the disposition.

Discount, Accrued Interest and Premium.

Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or a Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Treatment of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust’s income, even if some of that income is used to pay Trust expenses. You may not be able to take a deduction for some or all of these expenses even if the cash you receive is reduced by such expenses.

Non-U.S. Investors.

If you are a non-U.S. investor, you may be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your Units.  Some non-U.S. investors may be eligible for a reduction or elimination of U.S. withholding taxes under domestic exceptions or a treaty.  However, the qualification for those exclusions may not be known at the time of the distribution.

Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. This FATCA tax also applies to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your Units to determine the applicable withholding.

State and Local Taxes.

Based on the advice of the special counsel to the Trust for New York tax matters, under the existing income tax laws of the State and City of New York, assuming that the Trust is not treated as a corporation for federal income tax purposes, the Trust will not be taxed as a corporation for New York State and New York City purposes and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

Regulated Investment Companies.

The following discussion applies to The First Trust Combined Series 283 and subsequent series.

Trust Status.

Unit investment trusts maintain both Interest and Principal Accounts, regardless of tax structure. Please refer to the “Income and Capital Distributions” section of the prospectus for more information.

The Trust intends to qualify as a “regulated investment company,” commonly known as a “RIC,” under the federal tax laws. If the Trust qualifies as a RIC and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes. For federal income tax purposes, you are treated as the owner of the Trust Units and not of the assets held by the Trust.

Income from the Trust.

After the end of each year, you will receive a tax statement that separates the Trust’s distributions into ordinary income dividends, capital gain dividends, exempt-interest dividends and return of capital. Income that is categorized as exempt-interest dividends generally is excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends may be taken into account for alternative minimum tax purposes and may have other tax consequences. Income reported is generally net of expenses (but see “Treatment of Trust Expenses” below). Ordinary income dividends are generally taxed at your ordinary income tax rate. Generally, all capital gain dividends are treated as long-term capital gains regardless of how long you have owned your Units. In addition, the Trust may make distributions that represent a return of capital for tax purposes and will generally not be currently taxable to you, although they generally reduce your tax basis in your Units and thus increase your taxable gain or decrease your loss when you dispose of your Units. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Some distributions from the Trust may qualify as long-term capital gains, which, if you are an individual, is generally taxed at a lower rate than your ordinary income and short-term capital gain income. The distributions from the Trust that you must take into account for federal income tax purposes are not reduced by the amount used to pay a deferred sales charge, if any. Distributions from the Trust, including capital gains but not exempt-interest dividends, may also be subject to a “Medicare tax” if your adjusted gross income exceeds certain threshold amounts.

The Trust may be required to recognize income on some of its investments without receiving cash in exchange for the investments. The Trust would still be required to make distributions to maintain its RIC status, so depending upon the circumstances, some assets of the Trust may need to be sold to fund the required distributions.

Sale of Units.

If you sell your Units (whether to a third party or to the Trust), you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your (adjusted) tax basis in your Units from the amount you receive from the sale. Your original tax basis in your Units is generally equal to the cost of your Units, including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units, in which case your gain would be calculated using your adjusted basis.

The tax statement you receive in regard to the sale or redemption of your Units may contain information about your basis in the Units and whether any gain or loss recognized by you should be considered long-term or short-term capital gain. The information reported to you is based upon rules that do not take into consideration all of the facts that may be known to you or to your advisors. You should consult with your tax advisor about any adjustments that may need to be made to the information reported to you in determining the amount of your gain or loss.

Treatment of Trust Expenses.

Expenses incurred and deducted by the Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. You may not be able to take a deduction for some or all of these expenses even if the cash you receive is reduced by such expenses.

Non-U.S. Investors.

If you are a non-U.S. investor, distributions from the Trust treated as dividends will generally be subject to a U.S. withholding tax of 30% of the distribution. Certain dividends, such as capital gains dividends, short-term capital gains dividends, and distributions that are attributable to exempt interest income or certain other interest income may not be subject to U.S. withholding taxes. In addition, some non-U.S. investors may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty. However, the qualification for those exclusions may not be known at the time of the distribution.

Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. This FATCA tax also applies to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your Units to determine the applicable withholding.

You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

Rights of Unit Holders

Unit Ownership.

Ownership of Units will not be evidenced by certificates. If you purchase or hold Units through a broker/dealer or bank, your ownership of Units will be recorded in book-entry form at the Depository Trust Company (DTC”) and credited on its records to your broker/dealer’s or bank’s DTC account. Transfer of Units will be accomplished by book entries made by DTC and its participants if the Units are registered to DTC or its nominee, Cede & Co. DTC will forward all notices and credit all payments received in respect of the Units held by the DTC participants. You will receive written confirmation of your purchases and sales of Units from the broker/dealer or bank through which you made the transaction. You may transfer your Units by contacting the broker/dealer or bank through which you hold your Units.

Unit Holder Reports.

The Trustee will prepare a statement detailing the per Unit amounts (if any) distributed from the Income Account and Capital Account in connection with each distribution. In addition, at the end of each calendar year, the Trustee will prepare a statement which contains the following information:

•	A summary of transactions in the Trust for the year;
•	A list of any Securities sold during the year and the Securities held at the end of that year by the Trust;
•	The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and
•	Amounts of income and capital distributed during the year.

It is the responsibility of the entity through which you hold your Units to distribute these statements to you. In addition, you may also request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with applicable federal and state tax reporting requirements.

Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust’s Securities to the Interest Account of such Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Principal Account of your Trust.

 The Trustee will distribute an amount of income substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of the interest accrued per Unit on the Securities from and including the preceding Distribution Record Date, after deducting estimated expenses. See “Summary of Essential Information” in Part One of this prospectus for your Trust. The amount of the initial distribution of income from the Income Account will be prorated based on the number of days in the first payment period.

Because interest is not received by a Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next Distribution Record Date to the extent funds available exceed the amount required for distribution. The Trustee will distribute capital from the Principal Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your taxpayer identification number (“TIN”), it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service (“IRS”). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this “back-up withholding.”

If an Interest or Principal Account distribution date is a day on which the NYSE is closed, the distribution will be made on the next day the stock exchange is open. Distributions are paid to Unit holders of record determined as of the close of business on the Record Date for that distribution or, if the Record Date is a day on which the NYSE is closed, the first preceding day on which the exchange is open.

You will receive interest distributions monthly unless you elect to receive them semi-annually. Your plan of distribution will remain in effect until changed. The Trustee will provide you with information on how to change your distribution election.

Within a reasonable time after the Trust is terminated you will receive the pro rata share of the money from the sale of the Securities and amounts in the Interest and Principal Accounts. All Unit holders will receive a pro rata share of any other assets remaining in the Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the “Reserve Account”) within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending a request for redemption to your broker/dealer or bank through which you hold your Units. No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Two business days after the day you tender your Units (the “Date of Tender”) you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which your redemption request is received by the Trustee from the broker/dealer or bank through which you hold your Units (if such day is a day the NYSE is open for trading). However, if the redemption request is received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under “Income and Capital Distributions.”

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

•	If the NYSE is closed (other than customary weekend and holiday closings);
•	If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or
•	For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Securities;

2. the aggregate value of the Securities held in a Trust; and

3. accrued interest on the Securities; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

•	The issuer of the Security has defaulted in the payment of principal or interest on the Security;
•	Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Security has been instituted;
•	There is any legal question or impediment affecting the Security;
•	The issuer of the Security has breached a covenant which would affect the payment of principal or interest on the Security, the issuer’s credit standing, or otherwise damage the sound investment character of the Security;
•	The issuer has defaulted on the payment of any other of its outstanding obligations;
•	The Security is the subject of an advanced refunding;
•	The sale of Securities is necessary or advisable (i) in order to maintain the qualification of a Trust as a “regulated investment company” in the case of a Trust which has elected to qualify as such; or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trusts which are “regulated investment companies”;

•	Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Security;
•	The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust; or
•	The sale of the Security is necessary for a Trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time.

 If a Security defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact. If we fail to instruct the Trustee whether to sell or hold the Security within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Securities and will not be liable for any depreciation or loss incurred thereby.

For certain Trusts, the Trusts will generally not acquire any bonds or other property other than the Securities. The Trustee, on behalf of a Trust and at the direction of the Sponsor, will vote for or against any offer for new or exchanged bonds or property in exchange for a Security, except that we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Securities or in our written opinion the issuer will likely default in respect to such Securities in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Securities originally deposited in a Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Securities, exchanged bonds or property from a Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

For certain Trusts, a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

When acting in an agency capacity, we may select various broker/dealers to execute securities transactions on behalf of the Trust, which may include broker/dealers who sell Units of the Trust. We do not consider sales of Units of the Trust or any other products sponsored by First Trust as a factor in selecting such broker/dealers. As authorized by the Indenture, the Trustee may also employ a subsidiary or affiliate of the Trustee to act as broker in selling such Securities or property. The Trust will pay for these brokerage services at standard commission rates.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Securities should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust’s portfolio transactions, or when acting as agent for a Trust in acquiring or selling Securities on behalf of a Trust.

Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

    •  To cure ambiguities;

    •  To correct or supplement any defective or inconsistent provision;

    •  To make any amendment required by any governmental agency; or

    •  To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate upon the redemption, sale or other disposition of the last Security held in a Trust, but in no case later than the Termination Date as stated in the “Summary of Essential Information” in Part One for each Trust. The Trusts may be terminated earlier:

•	Upon the consent of 100% of the Unit holders of a Trust;

•	If the value of the Securities owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Securities deposited in such Trust during the initial offering period (“Discretionary Liquidation Amount”); or

•	In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

 If the Trust is terminated due to this last reason, we will refund your entire sales charge. For various reasons, the Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

The Trustee will notify you of any termination prior to the Termination Date. You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Interest and Principal Accounts of the Trust, within a reasonable time after the Trust is terminated. The sale of Securities upon termination may result in a lower sales price than might otherwise be realized if the sale were not required at that time. For this reason, among others, the amount realized by a Unit holder upon termination may be less than the principal amount of Securities per Unit or value at the time of purchase. The Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

Description of Bond Ratings*

* As published by Standard & Poor’s.

Standard & Poor’s.

An S&P Global Ratings’ issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial obligations as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

1. The likelihood of payment: the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

2. The nature and provisions of the financial obligation, and the promise we impute; and

3. The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Expected Ratings are designated on the “Schedule of Investments” by an “(e)” after the rating code. Expected Ratings are intended to anticipate S&P’s forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Disclaimer Notice.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the “First Trust” brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

•           The First Trust Combined Series

•           FT Series (formerly known as The First Trust Special Situations Trust)

•           The First Trust Insured Corporate Trust

•           The First Trust of Insured Municipal Bonds

•           The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $425 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and SIPC. Our principal offices are at 120 East Liberty Drive, Wheaton, Illinois 60187; telephone number 800–621–1675. As of December 31, 2018, the total partners’ capital of First Trust Portfolios L.P. was $44,255,416.

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor’s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 240 Greenwich Street, New York, New York 10286, telephone 800–813–3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of New York State Department of Financial Services and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

 The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee’s case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

•           Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

•           Terminate the Indenture and liquidate the Trusts; or

•           Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator’s address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for The Bank of New York Mellon, as well as special New York tax counsel for the Trusts.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

First Trust®

The First Trust® Combined Series

Prospectus
Part Two

Sponsor:

First Trust Portfolios L.P.

Member SIPC • Member FINRA
120 East Liberty Drive
Wheaton, Illinois 60187
800–621–1675

Trustee:

The Bank of New York Mellon

240 Greenwich Street
New York, New York 10286
800–813–3074
24-Hour Pricing Line:
800–446–0132

This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange Commission in Washington, D.C. under the:

•           Securities Act of 1933 (file no. set forth in Part One for each Trust) and

•          Investment Company Act of 1940 (file no. 811–2541)

Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202–942–8090.

Information about the Trusts is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

To obtain copies at prescribed rates –

Write:	Public Reference Section of the Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549
e-mail address: publicinfo@sec.gov

November 29, 2019

PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

First Trust®

The First Trust® Combined Series

Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated November 29, 2019. Capitalized terms have been defined in the prospectus.

Table of Contents

Risk Factors
Insurance Risk	1
Municipal Securities	2
Education Obligation Revenue Securities	2
Health Care Revenue Securities	2
Industrial Revenue Securities	3
Lease Obligation Revenue Securities	3
Multi-Family Mortgage Revenue Securities	3
Resource Recovery Facility Revenue Securities	4
Single Family Mortgage Revenue Securities	4
Special Tax Revenue Securities	4
Tax Allocation Revenue Securities	4
Transportation Facility Revenue Securities	4
Utility Revenue Securities	5
Water and Sewerage Revenue Securities	5
Discount Securities	5
Original Issue Discount Securities	5
Premium Securities	5
When Issued Securities	6
Zero Coupon Securities	6

Risk Factors

Insurance Risk. Certain of the bonds held by the Trusts may be insured. In the case of insured bonds, insurance has been obtained either by the issuer or underwriters of bonds, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds guaranteeing prompt payment of interest and principal, when due, in respect of such bonds. The premium for any preinsured bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the bonds so insured are outstanding and the respective preinsured bond insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the insurers have no obligation to insure any issue adversely affected by either of the above described events.

In the event of nonpayment of interest or principal, when due, in respect of a bond, an insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in the Trusts should discuss with their tax advisors the degree of reliance which they may place on this letter ruling.

Each insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor’s Financial Services LLC, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings Ltd. (“Fitch”). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies and the websites of the insurers for the then current publicly available information. These ratings actions have had a significant impact on the ability of insurers to compete in the financial guarantee business.

Municipal Securities

Certain of the bonds held directly by the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Education Obligation Revenue Securities. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

 Health Care Revenue Securities. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Industrial Revenue Securities. Certain of the bonds may be industrial revenue bonds (“IRBs”), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator’s creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

 Lease Obligation Revenue Securities. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the “lessee”). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states—rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called “substitution safeguard,” which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Multi-Family Mortgage Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

 Resource Recovery Facility Revenue Securities. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Single Family Mortgage Revenue Securities. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer’s boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Special Tax Revenue Securities. Certain of the bonds may be special tax bonds payable from and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Revenue Securities. Certain of the bonds may be tax allocation bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Transportation Facility Revenue Securities. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Utility Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing legislation and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Water and Sewerage Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of “no-growth” zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Discount Securities. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates.

Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Securities. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Premium Securities. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

 When Issued Securities. “When, as and if issued” bonds are bonds that trade before they are actually issued. This means that the bonds can only be delivered when the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing until the bonds are delivered to an investor. An investor may have to adjust their tax basis if the bonds are delivered after their expected delivery date. Any adjustment would reflect interest that accrued between the time of purchase and the time of delivery of the bonds. In addition, an investor may experience gains or losses on these bonds from the time of purchase even though the investor has not received them.

Zero Coupon Securities. Zero coupon bonds (which include bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds) do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond’s semi-annual earnings at the bond’s stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond’s provision for redemption at only a modest premium over the accreted value of the bond.

Build America Bonds Portfolio Series

The First Trust® Combined Series

PROSPECTUS	Note: This Part Three Prospectus
Part Three	may only be used with
Dated November 29, 2019	Part One and Part Two

The Trusts invest primarily in professionally selected, fixed portfolios of investment grade taxable municipal bonds issued under the Build America Bond provision of the American Recovery and Reinvestment Act of 2009 (the “Securities”). Each Trust seeks to distribute income and to preserve capital.

All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

First Trust®

800–621–1675

Portfolios

 Objectives.

The Trusts seek to distribute income and preserve capital by investing in professionally selected, fixed portfolios of investment grade taxable municipal bonds. Under normal circumstances, at least 80% of a Trust’s portfolio will consist of bonds issued under the Build America Bond provision of the American Recovery and Reinvestment Act of 2009, but the Trusts may also invest in other taxable municipal bonds.

There is no assurance that the objectives of the Trusts will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trusts.

Estimated Returns

The Estimated Current and Long-Term Returns set forth in the “Summary of Essential Information” in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions with respect to when the Securities pay interest and when distributions are paid by a Trust. Estimated Current Return equals the estimated annual interest income to be received from the Securities less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Securities in the Trusts. We will provide you with estimated cash flows for your Trust at no charge upon your request.

Risk Factors

General Obligation and Revenue Bonds. General obligation bonds are general obligations of a governmental entity that are backed by the taxing power of such entity. All other Securities in the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds, both within a particular classification and between classifications, depending on numerous factors.

Education Revenue Bonds. Certain of the Securities are considered education revenue bonds. Education revenue bonds are payable from and secured by revenues derived from the operation of schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, or from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Lease Obligation Revenue Bonds. Certain of the Securities are lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the “lessee”). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states—rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called “substitution safeguard,” which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Special Tax Revenue Bonds. Certain of the Securities are special tax bonds payable from and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Transportation Facility Revenue Bonds. Certain of the Securities are considered transportation facility revenue bonds. Transportation facility revenue bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Utility Revenue Bonds. Certain of the Securities are obligations of issuers whose revenues are primarily derived from the sale of energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing legislation and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Water and Sewerage Revenue Bonds. Certain of the Securities are considered water and sewerage revenue bonds. Water and sewerage revenue bonds are obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of “no-growth” zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Public Offering

Sales Charge.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

•      Employees, officers and directors of the Sponsor, our related companies and dealers.

•      Immediate family members of the above (spouses or the equivalent if recognized under local law, children under the age of 21 living in the same household, parents, and trustees, custodians or fiduciaries for the benefit of such persons).

Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 80% of the then current maximum sales charge.

Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

CONTENTS OF POST-EFFECTIVE AMENDMENT

OF REGISTRATION STATEMENT

This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus

The signatures

The Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST(R) COMBINED SERIES 372, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wheaton and State of Illinois on November 29, 2019.

THE FIRST TRUST(R) COMBINED SERIES 372

(Registrant)

By:	First Trust Portfolios L.P.

(Depositor)

By:	Elizabeth H. Bull

Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE*		DATE
James A. Bowen	Director of The Charger Corporation, the General Partner of First Trust Portfolios L.P.	) ) ) ) ) )	November 29, 2019
)
		) )	Elizabeth H. Bull Attorney-in-Fact**
) )

* The title of the person named herein represents his capacity in and relationship to First Trust Portfolios L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with Amendment No. 1 to Form S-6 of FT 7359 (File No. 333-224320) and the same is hereby incorporated herein by this reference.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-175650 on Form S-6 of our report dated November 29, 2019, relating to the financial statements of The First Trust(R) Combined Series 372, Build America Bonds Portfolio, Series 38, appearing in the Prospectus, which is a part of such Registration Statement, and to the references to us under the headings “Experts” and “Independent Registered Public Accounting Firm” in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

November 29, 2019